UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              -------------------

                         Date of Report: June 7, 2004
                       (Date of earliest event reported)

                                 OWENS CORNING
             (Exact name of Registrant as specified in its charter)

             Delaware                     1-3660                34-4323452
 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


                           One Owens Corning Parkway
                               Toledo, Ohio 43659
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (419) 248-8000

ITEM 5.   OTHER ITEMS AND REQUIRED FD DISCLOSURE


On June 7, 2004, Owens Corning issued the press release attached hereto as
Exhibit 99. Such press release is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit
Number            Description
--------          -----------

   99             Press Release of Owens Corning dated June 7, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OWENS CORNING


Date: June 7, 2004                  By:  /s/ Stephen K. Krull
                                         --------------------------------
                                         Name:    Stephen K. Krull
                                         Title:   Senior Vice President,
                                                  General Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit
Number            Description
--------          -----------

   99             Press Release of Owens Corning dated June 7, 2004